SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 6, 2014

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On November 6, 2014, Winthrop Realty Trust (the “Trust”) issued a press release (the “Initial Press Release”) announcing its financial results for the quarter ended September 30, 2014. On November 7, 2014, the Trust issued a further press release (the “Subsequent Press Release”)  which revised the Trust’s estimate of the liquidating distribution of its net assets in liquidation at September 30, 2014 that was set forth in the Initial Press Release to $18.35 per common share of beneficial interest instead of the $18.16 per common share of beneficial interest reported in the Initial Press Release. A copy of the Initial Press Release and Subsequent Press Release is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.     Regulation FD Disclosure.

On November 6, 2014, the Trust made available supplemental information, which the Trust refers to as the Supplemental Reporting Package.  A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.3 and is available at the Trust’s website, www.winthropreit.com under the “Investor Relations” tab.

Also on November 6, 2014, the Trust’s management discussed the Trust’s financial results for the quarter ended September 30, 2014 on a conference call with analysts and investors.  A replay of the conference call is available through December 6, 2014 by dialing (877) 660-6853; conference ID 13592571.  Both a transcript of the conference call and an online replay of the conference call is also available on the Trust’s website at www.winthropreit.com under the “News and Events” tab.

The information in this section of this Report on Form 8-K and Exhibit 99.3 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01      Other Items

The Trust further disclosed in the Initial Press Release that in light of the change to liquidation accounting and the associated changes to required disclosure, it will file the requisite form with the Securities and Exchange Commission to seek an extension of the due date to file its September 30, 2014 Form 10-Q to no later than November 14, 2014.

Further, the Initial Press Release contained a quote from Michael L. Ashner, the Trust’s Chairman and Chief Executive Officer, regarding the timing of the Trust’s liquidation and expectation as to the timing and amount of distributions on the Trust’s common shares.  A copy of the Initial Press Release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits.

(c)           Exhibits

99.1	Press Release dated November 6, 2014
99.2	Press Release dated November 7 ,2014
99.3	Supplemental Reporting Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of November, 2014.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chairman and Chief Executive Officer

Exhibit Index

99.1	Press Release dated November 6, 2014
99.2	Press Release dated November 7, 2014
99.3	Supplemental Reporting Package